                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                        August 11, 2000 (July 28, 2000)



                               JAKKS PACIFIC, INC.
             (Exact name of registrant as specified in its charter)



              Delaware                    0-28104           95-4527222
   (State or other jurisdiction of      (Commission       (I.R.S. Employer
   incorporation or organization)       File Number)     Identification No.)



 22761 Pacific Coast Highway, Malibu, California            90265
    (Address of principal executive offices )            (Zip Code)


Registrant's telephone number, including area code:    (310) 456-7799


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On July 28, 2000 (the "Closing Date"), JAKKS Pacific, Inc. ("JAKKS") acquired Pentech International Inc. ("Pentech") through a statutory merger of a wholly-owned subsidiary of JAKKS into Pentech (the "Merger"), which became effective at 4:00 p.m., New York City time, on the Closing Date (the "Effective Time"). As a result of the Merger, Pentech became a wholly-owned direct subsidiary of JAKKS and (a) the holders of shares of Pentech common stock outstanding immediately prior to the Effective Time (all of which were cancelled at the Effective Time) became entitled to receive $1.60 in cash in respect of each such share, and (b) the holders of options to purchase Pentech common stock outstanding immediately prior to the Effective Time (all of which were terminated at the Effective Time) became entitled to receive an amount in cash in respect of each share subject to such option equal to the excess, if any, of $1.60 over the option exercise price for such share.

        Prior to the Effective Time, JAKKS had purchased 625,000 shares of Pentech common stock in open market transactions for an aggregate purchase price of approximately $808,000. On the Closing Date, JAKKS deposited approximately $19,117,500 with its paying agent to fund the payment of the merger consideration for all the other shares of Pentech common stock outstanding immediately prior to the Effective Time. JAKKS has also deposited with Pentech approximately $485,000 to fund the payment of the merger consideration in respect of options outstanding immediately prior to the Effective Time.

        At the closing of the Merger, JAKKS entered into agreements with three individuals (who were directors and executive officers of Pentech) that provide for them to provide certain services for JAKKS from the Closing Date until December 31, 2001. The agreements with two of these individuals include covenants prohibiting them from engaging in certain activities that may be competitive with JAKKS' business. In these agreements, JAKKS has agreed to pay to these individuals compensation in an aggregate amount of $450,000, of which $151,000 was paid on the Closing Date (the "Initial Compensation Payments"), and that Pentech would forgive a loan to one of these individuals in the amount of approximately $174,000.

        Pursuant to an agreement among Bank of America, N.A. (the "Bank"), Pentech and certain of its subsidiaries, JAKKS made a cash capital contribution in the amount of $10,000,000 to Pentech (the "Capital Contribution"), which was applied to pay down a portion of Pentech's indebtedness to the Bank under Pentech's Loan and Security Agreement with the Bank.

        In addition, it is estimated that JAKKS has incurred or will incur in connection with the Merger expenses in the amount of approximately $1,100,000, including without limitation a finder's fee, investment banking advisory fees, legal and accounting fees and disbursements, paying agent fees and disbursements, environmental consultants' fees, filing fees, employment taxes relating to the merger consideration payable in respect of options and printing, postage and miscellaneous costs and expenses.


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        The amount of the merger consideration, the compensation payable to the individuals engaged by JAKKS and the amount of the Capital Contribution were determined through arms' length negotiations between JAKKS, on the one hand, and Pentech, the individuals and the Bank, respectively, on the other hand.

        The entire cost of the Merger, including without limitation the merger consideration, the Capital Contribution, the Initial Compensation Payments and the fees and expenses incurred by the parties to the Merger, was funded out of JAKKS' cash reserves.

        Pentech designs, produces and markets pens, markers, pencils, other writing instruments and activity sets under the Pentech trademark or licensed brands to major store chains, warehouse clubs and other mass market retailers in the United States. In connection with the Merger, JAKKS acquired Pentech's assets, consisting primarily of proprietary marks and trade rights; character licenses; inventory; accounts receivable; certain leased premises and certain equipment. JAKKS intends to use the acquired equipment, consisting primarily of tools, molds and other product processing equipment, office equipment and vehicles that were used in the operation of Pentech's business prior to the Merger, in the same manner for the immediate future.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Financial Statements of Businesses Acquired.

        1. Pentech's consolidated financial statements as of September 30, 1999 and 1998 and for the three years ended September 30, 1999
               -- Not included herein; to be filed by amendment on or before October 11, 2000.

        2. Pentech's condensed consolidated balance sheets as of June 30, 2000 and 1999 (unaudited) and condensed consolidated statements of operations for the nine month period ended June 30, 2000 and 1999 (unaudited)
               --Not included herein; to be filed by amendment on or before October 11, 2000.

(b)     Pro Forma Financial Information.

        Not included herein; to be filed by amendment on or before October 11, 2000.


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(c)     Exhibits.


Number          Description
------          -----------
2.1             Agreement of Merger dated as of May 22, 2000 among JAKKS
                Pacific, Inc., JAKKS Acquisition II, Inc. and Pentech
                International Inc.(1)

2.2             First Amendment dated as of July 13, 2000 to Agreement of
                Merger(1)

2.3             Voting and Lock-Up Agreement dated May 22, 2000 among JAKKS
                Pacific, Inc. and certain stockholders of Pentech International
                Inc.(1)

10.1            Loan and Security Agreement dated as of January 13, 1997 among
                Pentech International Inc., certain subsidiaries thereof and Bank of America, N.A. (formerly BankAmerica Business Credit,
                Inc.)(2)

10.2 Waiver and First Amendment dated as of January 11, 1999 to Loan and Security Agreement(3)

10.3            Waiver, Consent and Second Amendment dated as of December 20,
                1999 to Loan and Security Agreement(4)

10.4            Consent, Waiver and Third Amendment dated as of July 27, 2000 to
                Loan and Security Agreement(1)

23.1            Consent of Ernst & Young LLP(5)

---------------------

        (1)    Filed herewith

        (2) Incorporated by reference to exhibit 10.7 of the Annual Report on Form 10-K of Pentech International Inc. for its fiscal year ended September 30, 1996

        (3) Incorporated by reference to exhibit 10.5 of the Annual Report on Form 10-K of Pentech International Inc. for its fiscal year ended September 30, 1998

        (4) Incorporated by reference to exhibit 10.6 of the Annual Report on Form 10-K of Pentech International Inc. for its fiscal year ended September 30, 1999

        (5)    To be filed by amendment



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 11, 2000

                                      JAKKS PACIFIC, INC.


                                      By:    /s/ Joel M. Bennett
                                             -----------------------------------
                                             Joel M. Bennett
                                             Executive Vice President










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                                  EXHIBIT INDEX


Exhibit
Number          Description
-------         -----------
2.1             Agreement of Merger dated as of May 22, 2000 among JAKKS
                Pacific, Inc., JAKKS Acquisition II, Inc. and Pentech
                International Inc.(1)

2.2             First Amendment dated as of July 13, 2000 to Agreement of
                Merger(1)

2.3             Voting and Lock-Up Agreement dated May 22, 2000 among JAKKS
                Pacific, Inc. and certain stockholders of Pentech International
                Inc.(1)

10.1            Loan and Security Agreement dated as of January 13, 1997 among
                Pentech International Inc., certain subsidiaries thereof and Bank of America, N.A. (formerly BankAmerica Business Credit,
                Inc.)(2)

10.2 Waiver and First Amendment dated as of January 11, 1999 to Loan and Security Agreement(3)

10.3            Waiver, Consent and Second Amendment dated as of December 20,
                1999 to Loan and Security Agreement(4)

10.4            Consent, Waiver and Third Amendment dated as of July 27, 2000 to
                Loan and Security Agreement(1)

23.1            Consent of Ernst & Young LLP(5)

---------------------

        (1)    Filed herewith

        (2) Incorporated by reference to exhibit 10.7 of the Annual Report on Form 10-K of Pentech International Inc. for its fiscal year ended September 30, 1996

        (3) Incorporated by reference to exhibit 10.5 of the Annual Report on Form 10-K of Pentech International Inc. for its fiscal year ended September 30, 1998

        (4) Incorporated by reference to exhibit 10.6 of the Annual Report on Form 10-K of Pentech International Inc. for its fiscal year ended September 30, 1999

        (5)    To be filed by amendment